SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  November 14, 2003
                                                 -------------------


                              PEOPLES BANCORP INC.
            --------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                     0-16772
                            ------------------------
                             Commission File Number


                      Ohio                                 31-0987416
 ---------------------------------------------    -----------------------------
 (State or other jurisdiction of incorporation)   (I.R.S. Employer
                                                   Identification Number)


                 138 Putnam Street
                   P.O. Box 738,
                   Marietta, Ohio                   45750
     ----------------------------------------    ------------
      (Address of principal executive office)     (Zip Code)


Registrant's telephone number, including area code: (740) 373-3155
                                                    --------------

                                 Not applicable
         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)


                           Index to Exhibits on Page 3

Item 1.  Changes in Control of Registrant
        Not applicable.

Item 2.  Acquisition or Disposition of Assets
        Not applicable.

Item 3.  Bankruptcy or Receivership
        Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant
        Not applicable.

Item 5.  Other Events and Regulation FD Disclosure
        The Board of Directors of Peoples Bancorp Inc. (Nasdaq: PEBO) yesterday declared a cash dividend of $0.18 per share.

Item 6.  Resignations of Registrant's Directors
        Not applicable.

Item 7.  Financial Statements and Exhibits
         (a) None required
         (b) None required
         (c) Exhibits

 EXHIBIT NUMBER                 DESCRIPTION                    EXHIBIT LOCATION
------------------  --------------------------------------     ----------------
      99             News Release issued November 14, 2003      Filed herewith

Item 8. Change in Fiscal Year
        Not applicable.

Item 9. Regulation FD Disclosure
        Not applicable.

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the code of Ethics
        Not applicable.

Item 11. Temporary Suspension of Trading Under Registrant's Employee Benefits
         Plan
        Not applicable.

Item 12. Results of Operations and Financial Condition
        Not applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATE:  November 14, 2003          PEOPLES BANCORP INC.
                                  -------------------------------------
                                  Registrant



                         By: /s/  ROBERT E. EVANS
                                  -------------------------------------
                                  Robert E. Evans
                                  President and Chief Executive Officer



                                INDEX TO EXHIBITS


 EXHIBIT NUMBER                 DESCRIPTION                    EXHIBIT LOCATION
------------------  --------------------------------------     ----------------
      99             News Release issued November 14, 2003      Filed herewith